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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          July 1, 1997
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                       PAINEWEBBER R&D PARTNERS III, L.P.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                 33-35938               13-3588219
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      (State or Other            (Commission           (IRS Employer
Jurisdiction of Incorporation)   File Number)        Identification No.)



1285 Avenue of the Americas, New York, New York                10019
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code        (212) 713-2000
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                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5
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                       PaineWebber R&D Partners III, L.P.
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            On June 5, 1997, the Registrant notified its limited partners that the General Partner of the Registrant had suspended the transferability of the Registrant's limited partnership units (the "Units"), other than for transfers by operation of law, which included all resales of Units. Effective July 1, 1997, the General Partner rescinded such suspension.




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                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PAINEWEBBER R&D PARTNERS III, L.P.
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                                          (Registrant)


                                By:   PaineWebber Development Corporation
                                      (General Partner)


                                By:   /s/ Richard McCormick
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                                               Vice President



Date:      July 9, 1997
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